Exhibit 32.2

URANIUM RESOURCES, INC.

405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, TX 75067

972.219.3330 Phone 972.219.3311 Fax

May 10, 2010

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas H. Ehrlich, Vice President - Finance and Chief Financial Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2010, which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas H. Ehrlich
Thomas H. Ehrlich
Vice President and Chief Financial Officer
May 10, 2010